SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2007

SCPIE HOLDINGS INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE	1-12449	95-4557980
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

1888 Century Park East

Los Angeles, California 90067

(Address of Principal Executive Offices)

(310) 551-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 20.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On October 16, 2007, Joseph Stilwell resigned from the Board of Directors of SCPIE Holdings Inc. (the “Company”). Mr. Stilwell’s letter of resignation, which discusses the circumstances of his resignation, is filed as Exhibit 99.1 and is incorporated herein by reference. Mr. Stilwell served in the class of the Company’s directors with terms expiring at the Company’s 2010 Annual Meeting of Stockholders and was a member of the Company’s Strategic Planning Committee.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Letter from Joseph Stilwell dated October 16, 2007 (incorporated by reference to Exhibit 12 to the Schedule 13D/A filed by Joseph Stilwell, Stilwell Value LLC and Stilwell Value Partners III, L.P. on October 16, 2007).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 16, 2007	SCPIE HOLDINGS INC.

	By:	/s/ Donald J. Zuk
Donald J. Zuk
Chief Executive Officer

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